Exhibit 99.1

              IASIS Healthcare Announces Second Quarter
                             2007 Results

     FRANKLIN, Tenn.--(BUSINESS WIRE)--May 9, 2007--IASIS Healthcare(R) LLC ("IASIS") today announced financial and operating results for the fiscal second quarter and six months ended March 31, 2007. Consolidated results for the second quarter and the six months ended March 31, 2007, include the activity of Glenwood Regional Medical Center in West Monroe, Louisiana, which was acquired effective January 31, 2007.

    Net revenue for the second quarter totaled $472.7 million, an increase of 13.1%, compared with $418.0 million for the prior year quarter. Adjusted EBITDA for the second quarter totaled $66.0 million, compared with $58.4 million for the prior year quarter. A table describing adjusted EBITDA and reconciling net earnings to adjusted EBITDA is included in this press release in the attached Supplemental Consolidated Statements of Operations Information. Net earnings for the second quarter totaled $17.0 million, compared with $11.4 million for the prior year quarter.

    Net patient revenue per adjusted admission increased 5.8% in the second quarter, compared with the prior year quarter. Admissions and adjusted admissions increased 11.5% and 8.3%, respectively, in the second quarter, compared with the prior year quarter. On a same-facility basis, admissions and adjusted admissions increased 4.4% and 2.3%, respectively, while net patient revenue per adjusted admission increased 6.8%, in the second quarter, compared with the prior year quarter.

    Net revenue for the six months ended March 31, 2007, totaled $889.5 million, an increase of 11.5%, compared with $797.4 million for the same prior year period. Adjusted EBITDA for the six months ended March 31, 2007, was $121.4 million, compared with $97.1 million for the same prior year period. Net earnings were $27.5 million for the six months ended March 31, 2007, compared with $12.6 million for the same prior year period.

    For the six months ended March 31, 2007, net patient revenue per adjusted admission increased 5.3%, compared with the same prior year period. Admissions and adjusted admissions increased 8.1% and 6.0%, respectively, for the six months ended March 31, 2007, compared with the same prior year period. On a same-facility basis, admissions and adjusted admissions increased 4.5% and 2.9%, respectively, while net patient revenue per adjusted admission increased 5.7%, for the six months ended March 31, 2007, compared with the same prior year period.

    In commenting on the quarterly results, David R. White, chairman and chief executive officer of IASIS, said, "We are pleased with our financial and operating results for the second quarter, particularly our solid growth in admissions and net revenue. During the quarter, we completed our acquisition of Glenwood Regional Medical Center in West Monroe, Louisiana. We are excited to welcome Glenwood's employees into our company and to expand our operations into a new community. As we continue to focus on growth initiatives, we look forward to opening our new hospital, Mountain Vista Medical Center, in Mesa, Arizona, in the summer of 2007."

    IASIS' uninsured discount program, which became effective during the third quarter of fiscal 2006, resulted in $13.1 million and $25.4 million in discounts being provided to uninsured patients during the second quarter and six months ended March 31, 2007. The Company's uninsured discount program had the effect of reducing net revenue and the provision for bad debts by generally corresponding amounts. On a same-facility basis, adjusting for the impact of uninsured discounts, net patient revenue per adjusted admission increased 10.8% and 9.9% in the second quarter and six months ended March 31, 2007, respectively, compared with the same prior year periods. The increase in net patient revenue per adjusted admission statistics for the second quarter and the six months ended March 31, 2007, was primarily due to growth in inpatient revenue mix and increases in managed care rates and supplemental Medicaid reimbursement. A table describing the impact of adjusting for the uninsured discount program is included in this press release in the attached Supplemental Operating Measures Adjusted for Comparative Analysis.

    A listen-only simulcast and 30-day replay of IASIS' second fiscal quarter conference call will be available by clicking the "For
Investors" link on the Company's website at www.iasishealthcare.com beginning at 11:00 a.m. Eastern Time on May 9, 2007. A copy of this press release will also be available on the Company's website.

    IASIS, located in Franklin, Tennessee, is a leading owner and operator of medium-sized acute care hospitals in high-growth urban and suburban markets. The Company operates its hospitals with a strong community focus by offering and developing healthcare services targeted to the needs of the markets it serves, promoting strong relationships with physicians and working with local managed care plans. IASIS owns or leases 15 acute care hospitals and one behavioral health hospital with a total of 2,451 beds in service and has total annual net revenue of approximately $1.7 billion. These hospitals are located in six regions: Salt Lake City, Utah; Phoenix, Arizona; Tampa-St. Petersburg, Florida; three cities in Texas, including San Antonio; Las Vegas, Nevada; and West Monroe, Louisiana. IASIS is currently constructing Mountain Vista Medical Center, a new 171-bed hospital located in Mesa, Arizona. IASIS also owns and operates a Medicaid and Medicare managed health plan in Phoenix that serves over 117,000 members. For more information on IASIS, please visit the Company's website at www.iasishealthcare.com.

    Some of the statements we make in this press release are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations including, but not limited to, the discussions of our operating and growth strategy (including possible acquisitions and dispositions), financing needs, projections of revenue, income or loss, capital expenditures and future operations. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. Those risks and uncertainties include, among others, the risks and uncertainties related to our ability to generate sufficient cash to service our existing indebtedness, our substantial level of indebtedness that could adversely affect our financial condition, our ability to retain and negotiate favorable contracts with managed care plans, changes in legislation that may significantly reduce government healthcare spending and our revenue, our hospitals' competition for patients from other hospitals and healthcare providers, our hospitals facing a growth in bad debts resulting from increased self-pay volume and revenue, our ability to recruit and retain quality physicians, our hospitals' competition for staffing which may increase our labor costs and reduce profitability, our failure to consistently enhance our hospitals with the most recent technological advances in diagnostic and surgical equipment that would adversely affect our ability to maintain and expand our markets, our failure to comply with extensive laws and government regulations, the outcome of (and expenses incurred in connection with) an ongoing Office of Inspector General investigation, the possibility that we may become subject to federal and state investigations in the future, our ability to satisfy regulatory requirements with respect to our internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, a failure of our information systems that would adversely affect our ability to properly manage our operations, an economic downturn or other material change in any one of the regions in which we operate, potential liabilities because of claims brought against our facilities, increasing insurance costs that may reduce our cash flows, the impact of certain factors, including severe weather conditions and natural disasters, on our revenue and volume trends at our hospitals, our ability to control costs at Health Choice, the possibility of Health Choice's contract with the Arizona Health Care Cost Containment System being discontinued or experiencing materially reduced reimbursements, significant competition from other healthcare companies and state efforts to regulate the sale of not-for-profit hospitals that may affect our ability to acquire hospitals, difficulties with the integration of acquisitions, including Glenwood Regional Medical Center, that may disrupt our ongoing operations, difficulties with construction and opening of our new hospital that may require unanticipated capital expenditures and start-up costs, the significant capital expenditures that would be involved in the construction of other new hospitals that could have an adverse effect on our liquidity, the rising costs for construction materials and labor that could have an adverse impact on the return on investment relating to our new hospital and other expansion projects, state efforts to regulate the construction or expansion of hospitals that could impair our ability to operate and expand our operations, our dependence on key personnel, the loss of one or more of which could have a material adverse effect on our business, potential responsibilities and costs under environmental laws that could lead to material expenditures or liability, the possibility of a decline in the fair value of our reporting units that could result in a material non-cash charge to earnings and those risks, uncertainties and other matters detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2006.

    Although we believe that the assumptions underlying the forward-looking statements contained in this press release are reasonable, any of these assumptions could prove to be inaccurate, and, therefore, there can be no assurance that the forward-looking statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, you should not regard the inclusion of such information as a representation by the Company or any other person that our objectives and plans will be achieved. We undertake no obligation to publicly release any revisions to any forward-looking statements contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.



                         IASIS HEALTHCARE LLC
          Consolidated Statements of Operations (Unaudited)
                            (in thousands)


                               Three Months Ended   Six Months Ended
                                    March 31,           March 31,
                               ------------------- -------------------
                                   2007      2006      2007      2006
                               --------- --------- --------- ---------
Net revenue:
  Acute care revenue           $363,911  $318,435  $672,958  $604,862
  Premium revenue               108,791    99,533   216,578   192,571
                               --------- --------- --------- ---------
    Total net revenue           472,702   417,968   889,536   797,433

Costs and expenses:
  Salaries and benefits         139,954   118,256   265,349   231,007
  Supplies                       55,382    49,218   102,627    94,928
  Medical claims                 90,539    84,240   180,234   163,429
  Other operating expenses       77,475    58,581   138,333   116,087
  Provision for bad debts        34,117    40,482    65,865    77,501
  Rentals and leases              9,240     8,833    17,690    17,343
  Interest expense, net          16,955    17,781    34,241    34,938
  Depreciation and
   amortization                  18,193    19,508    35,100    38,417
  Management fees                 1,326     1,045     2,373     2,095
  Business interruption
   insurance recoveries               -         -    (1,918)        -
                               --------- --------- --------- ---------
    Total costs and expenses    443,181   397,944   839,894   775,745

Earnings before gain (loss) on
 disposal of assets, minority
 interests and income taxes      29,521    20,024    49,642    21,688
Gain (loss) on disposal of
 assets, net                        225      (125)   (1,312)     (130)
Minority interests               (1,515)     (972)   (2,855)     (670)
                               --------- --------- --------- ---------

Earnings before income taxes     28,231    18,927    45,475    20,888
Income tax expense               11,276     7,504    17,937     8,304
                               --------- --------- --------- ---------

Net earnings                    $16,955   $11,423   $27,538   $12,584
                               ========= ========= ========= =========




                         IASIS HEALTHCARE LLC
                     Consolidated Balance Sheets
                            (in thousands)


                                                March 31,   Sept. 30,
                                                  2007        2006
                                               ----------- -----------
                                               (Unaudited)
                    ASSETS

Current assets:
  Cash and cash equivalents                            $-     $95,415
  Accounts receivable, net                        213,941     182,452
  Inventories                                      38,325      34,299
  Deferred income taxes                            34,030      41,416
  Prepaid expenses and other current assets        52,007      41,841
                                               ----------- -----------
    Total current assets                          338,303     395,423

Property and equipment, net                       832,413     727,048
Goodwill                                          772,654     756,479
Other intangible assets, net                       37,500      39,000
Other assets, net                                  45,860      49,885
                                               ----------- -----------
    Total assets                               $2,026,730  $1,967,835
                                               =========== ===========

            LIABILITIES AND EQUITY

Current liabilities:
  Accounts payable                                $86,036     $73,351
  Salaries and benefits payable                    34,467      29,082
  Accrued interest payable                         19,815      19,965
  Medical claims payable                           78,073      81,822
  Other accrued expenses and other current
   liabilities                                     58,200      49,087
  Current portion of long-term debt and
   capital lease obligations                        6,879       7,432
                                               ----------- -----------
    Total current liabilities                     283,470     260,739

Long-term debt and capital lease obligations      889,396     889,513
Deferred income taxes                              90,067      81,179
Other long-term liabilities                        46,740      47,611
Minority interest                                  33,023      32,297

Equity:
  Member's equity                                 684,034     656,496
                                               ----------- -----------
    Total liabilities and equity               $2,026,730  $1,967,835
                                               =========== ===========




                         IASIS HEALTHCARE LLC
          Consolidated Statements of Cash Flows (Unaudited)
                            (in thousands)


                                                    Six Months Ended
                                                        March 31,
                                                   -------------------
                                                       2007      2006
                                                   --------- ---------
Cash flows from operating activities:
  Net earnings                                      $27,538   $12,584
  Adjustments to reconcile net earnings to net
   cash provided by operating activities:
    Depreciation and amortization                    35,100    38,417
    Amortization of loan costs                        1,517     1,469
    Minority interests                                2,855       670
    Deferred income taxes                            16,274     7,574
    Loss on disposal of assets, net                   1,312       130
    Changes in operating assets and liabilities,
     net of the effect of acquisition:
      Accounts receivable                           (17,771)  (14,427)
      Inventories, prepaid expenses and other
       current assets                                (9,972)  (11,481)
      Accounts payable, other accrued expenses and
       other accrued liabilities                     22,676    20,987
                                                   --------- ---------
        Net cash provided by operating activities    79,529    55,923
                                                   --------- ---------

Cash flows from investing activities:
  Purchases of property and equipment               (97,170)  (60,232)
  Cash paid for acquisition, net                    (79,753)        -
  Proceeds from sale of assets                          986         -
  Change in other assets                              4,010      (847)
                                                   --------- ---------
        Net cash used in investing activities      (171,927)  (61,079)
                                                   --------- ---------

Cash flows from financing activities:
  Payment of debt and capital lease obligations     (56,888)   (3,881)
  Proceeds from debt borrowings                      56,000         -
  Distribution of minority interests                 (2,352)   (1,196)
  Proceeds from sale of partnership interests           223     4,521
                                                   --------- ---------
        Net cash used in financing activities        (3,017)     (556)
                                                   --------- ---------

Decrease in cash and cash equivalents               (95,415)   (5,712)
Cash and cash equivalents at beginning of period     95,415    89,097
                                                   --------- ---------
Cash and cash equivalents at end of period               $-   $83,385
                                                   ========= =========

Supplemental disclosure of cash flow information:
  Cash paid for interest                            $38,146   $34,860
                                                   ========= =========
  Cash paid for income taxes, net                    $6,321      $467
                                                   ========= =========




                         IASIS HEALTHCARE LLC
                   Segment Information (Unaudited)
                            (in thousands)


                          For the Three Months Ended March 31, 2007
                       -----------------------------------------------
                                    Health
                       Acute Care    Choice  Eliminations Consolidated
                       ----------- --------- ------------ ------------
Acute care revenue       $363,911        $-           $-     $363,911
Premium revenue                 -   108,791            -      108,791
Revenue between
 segments                   3,092         -       (3,092)           -
                       ----------- --------- ------------ ------------
  Net revenue             367,003   108,791       (3,092)     472,702

Salaries and benefits     136,330     3,624            -      139,954
Supplies                   55,298        84            -       55,382
Medical claims                  -    93,631       (3,092)      90,539
Other operating
 expenses                  73,592     3,883            -       77,475
Provision for bad
 debts                     34,117         -            -       34,117
Rentals and leases          8,969       271            -        9,240
                       ----------- --------- ------------ ------------
  Adjusted EBITDA (1)      58,697     7,298            -       65,995

Interest expense, net      16,955         -            -       16,955
Depreciation and
 amortization              17,305       888            -       18,193
Management fees             1,326         -            -        1,326
                       ----------- --------- ------------ ------------
Earnings before gain
 on disposal of
 assets, minority
 interests and income
 taxes                     23,111     6,410            -       29,521
Gain on disposal of
 assets, net                  225         -            -          225
Minority interests         (1,515)        -            -       (1,515)
                       ----------- --------- ------------ ------------
  Earnings before
   income taxes           $21,821    $6,410           $-      $28,231
                       =========== ========= ============ ============
Segment assets         $1,880,141  $146,589                $2,026,730
                       =========== =========              ============
Goodwill                 $766,897    $5,757                  $772,654
                       =========== =========              ============


                          For the Three Months Ended March 31, 2006
                       -----------------------------------------------
                                    Health
                       Acute Care    Choice  Eliminations Consolidated
                       ----------- --------- ------------ ------------
Acute care revenue       $318,435        $-           $-     $318,435
Premium revenue                 -    99,533            -       99,533
Revenue between
 segments                   2,411         -       (2,411)           -
                       ----------- --------- ------------ ------------
  Net revenue             320,846    99,533       (2,411)     417,968

Salaries and benefits     115,080     3,176            -      118,256
Supplies                   49,160        58            -       49,218
Medical claims                  -    86,651       (2,411)      84,240
Other operating
 expenses                  55,287     3,294            -       58,581
Provision for bad
 debts                     40,482         -            -       40,482
Rentals and leases          8,560       273            -        8,833
                       ----------- --------- ------------ ------------
  Adjusted EBITDA (1)      52,277     6,081            -       58,358

Interest expense, net      17,781         -            -       17,781
Depreciation and
 amortization              18,660       848            -       19,508
Management fees             1,045         -            -        1,045
                       ----------- --------- ------------ ------------
Earnings before loss
 on disposal of
 assets, minority
 interest and income
 taxes                     14,791     5,233            -       20,024
Loss on disposal of
 assets, net                 (125)        -            -         (125)
Minority interests           (972)        -            -         (972)
                       ----------- --------- ------------ ------------
  Earnings before
   income taxes           $13,694    $5,233           $-      $18,927
                       =========== ========= ============ ============
Segment assets         $1,761,309  $127,140                $1,888,449
                       =========== =========              ============
Goodwill                 $748,618    $5,757                  $754,375
                       =========== =========              ============

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, gain (loss) on disposal of assets and minority interests. Management fees represent monitoring and advisory fees paid to Texas Pacific Group ("TPG"), the Company's majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under generally accepted accounting principles ("GAAP"), and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company's senior secured credit facilities and may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
                   Segment Information (Unaudited)
                            (in thousands)


                           For the Six Months Ended March 31, 2007
                       -----------------------------------------------
                                    Health
                       Acute Care    Choice  Eliminations Consolidated
                       ----------- --------- ------------ ------------
Acute care revenue       $672,958        $-           $-     $672,958
Premium revenue                 -   216,578            -      216,578
Revenue between
 segments                   5,769         -       (5,769)           -
                       ----------- --------- ------------ ------------
  Net revenue             678,727   216,578       (5,769)     889,536

Salaries and benefits     258,314     7,035            -      265,349
Supplies                  102,459       168            -      102,627
Medical claims                  -   186,003       (5,769)     180,234
Other operating
 expenses                 130,736     7,597            -      138,333
Provision for bad
 debts                     65,865         -            -       65,865
Rentals and leases         17,164       526            -       17,690
Business interruption
 insurance recoveries      (1,918)        -            -       (1,918)
                       ----------- --------- ------------ ------------
  Adjusted EBITDA (1)     106,107    15,249            -      121,356

Interest expense, net      34,241         -            -       34,241
Depreciation and
 amortization              33,325     1,775            -       35,100
Management fees             2,373         -            -        2,373
                       ----------- --------- ------------ ------------
Earnings before loss
 on disposal of
 assets, minority
 interest and income
 taxes                     36,168    13,474            -       49,642
Loss on disposal of
 assets, net               (1,312)        -            -       (1,312)
Minority interests         (2,855)        -            -       (2,855)
                       ----------- --------- ------------ ------------
  Earnings before
   income taxes           $32,001   $13,474           $-      $45,475
                       =========== ========= ============ ============
Segment assets         $1,880,141  $146,589                $2,026,730
                       =========== =========              ============
Capital expenditures      $96,945      $225                   $97,170
                       =========== =========              ============
Goodwill                 $766,897    $5,757                  $772,654
                       =========== =========              ============


                           For the Six Months Ended March 31, 2006
                       -----------------------------------------------
                                    Health
                       Acute Care    Choice  Eliminations Consolidated
                       ----------- --------- ------------ ------------
Acute care revenue       $604,862        $-           $-     $604,862
Premium revenue                 -   192,571            -      192,571
Revenue between
 segments                   4,509         -       (4,509)           -
                       ----------- --------- ------------ ------------
  Net revenue             609,371   192,571       (4,509)     797,433

Salaries and benefits     224,911     6,096            -      231,007
Supplies                   94,812       116            -       94,928
Medical claims                  -   167,938       (4,509)     163,429
Other operating
 expenses                 109,794     6,293            -      116,087
Provision for bad
 debts                     77,501         -            -       77,501
Rentals and leases         16,792       551            -       17,343
                       ----------- --------- ------------ ------------
  Adjusted EBITDA (1)      85,561    11,577            -       97,138

Interest expense, net      34,938         -            -       34,938
Depreciation and
 amortization              36,731     1,686            -       38,417
Management fees             2,095         -            -        2,095
                       ----------- --------- ------------ ------------
Earnings before loss
 on disposal of
 assets, minority
 interest and income
 taxes                     11,797     9,891            -       21,688
Loss on disposal of
 assets, net                 (130)        -            -         (130)
Minority interests           (670)        -            -         (670)
                       ----------- --------- ------------ ------------
  Earnings before
   income taxes           $10,997    $9,891           $-      $20,888
                       =========== ========= ============ ============
Segment assets         $1,761,309  $127,140                $1,888,449
                       =========== =========              ============
Capital expenditures      $60,061      $171                   $60,232
                       =========== =========              ============
Goodwill                 $748,618    $5,757                  $754,375
                       =========== =========              ============

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss on disposal of assets and minority interests. Management fees represent monitoring and advisory fees to TPG, the Company's majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company's senior secured credit facilities and may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
        Consolidated Financial and Operating Data (Unaudited)


                                     Three Months
                                         Ended       Six Months Ended
                                       March 31,         March 31,
                                   ----------------- -----------------
                                      2007     2006     2007     2006
                                   -------- -------- -------- --------
Consolidated Hospitals
Number of hospitals at end of
 period                                 15       14       15       14
Beds in service at end of period     2,451    2,199    2,451    2,199
Average length of stay (days)         4.66     4.69     4.59     4.60
Occupancy rates (average beds in
 service)                             55.9%    54.8%    52.9%    52.0%
Admissions                          25,609   22,975   47,913   44,321
  Percentage change                   11.5%              8.1%
Adjusted admissions                 40,137   37,060   76,330   71,983
  Percentage change                    8.3%              6.0%
Patient days                       119,222  107,765  219,990  203,844
Adjusted patient days              180,097  168,334  337,721  320,154
Outpatient revenue as a % of gross
 patient revenue                      33.5%    35.3%    34.5%    35.7%

Same-Facility Hospitals (1)
Number of hospitals at end of
 period                                 14       14       14       14
Beds in service at end of period     2,214    2,199    2,214    2,199
Average length of stay (days)         4.63     4.69     4.58     4.60
Occupancy rates (average beds in
 service)                             55.8%    54.8%    52.7%    52.0%
Admissions                          23,996   22,975   46,300   44,321
  Percentage change                    4.4%              4.5%
Adjusted admissions                 37,913   37,060   74,106   71,983
  Percentage change                    2.3%              2.9%
Patient days                       111,206  107,765  211,974  203,844
Adjusted patient days              169,044  168,334  326,668  320,154
Outpatient revenue as a % of gross
 patient revenue                      33.8%    35.3%    34.7%    35.7%

(1) Excludes Glenwood Regional Medical Center, which was acquired on January 31, 2007, with 237 beds in service at March 31, 2007.




                         IASIS HEALTHCARE LLC
   Supplemental Consolidated Statements of Operations Information
                              (Unaudited)
                            (in thousands)

                                    Three Months
                                        Ended        Six Months Ended
                                      March 31,         March 31,
                                  ----------------- ------------------
                                     2007     2006      2007     2006
                                  -------- -------- --------- --------
Consolidated Results
Net earnings                      $16,955  $11,423   $27,538  $12,584
Add:
  Interest expense, net            16,955   17,781    34,241   34,938
  Income tax expense               11,276    7,504    17,937    8,304
  Depreciation and amortization    18,193   19,508    35,100   38,417
  Loss (gain) on disposal of
   assets, net                       (225)     125     1,312      130
  Minority interests                1,515      972     2,855      670
  Management fees                   1,326    1,045     2,373    2,095
                                  -------- -------- --------- --------
Adjusted EBITDA (1)               $65,995  $58,358  $121,356  $97,138
                                  ======== ======== ========= ========

(1) Adjusted EBITDA represents net earnings before interest expense, income tax expense, depreciation and amortization, loss (gain) on disposal of assets and minority interests. Management fees represent monitoring and advisory fees paid to TPG, the Company's majority financial sponsor, and certain other members of IASIS Investment LLC. Management routinely calculates and communicates adjusted EBITDA and believes that it is useful to investors because it is commonly used as an analytical indicator within the healthcare industry to evaluate hospital performance, allocate resources and measure leverage capacity and debt service ability. In addition, the Company uses adjusted EBITDA as a measure of performance for its business segments and for incentive compensation purposes. Adjusted EBITDA should not be considered as a measure of financial performance under GAAP, and the items excluded from adjusted EBITDA are significant components in understanding and assessing financial performance. Adjusted EBITDA should not be considered in isolation or as an alternative to net earnings, cash flows generated by operating, investing, or financing activities or other financial statement data presented in the condensed consolidated financial statements as an indicator of financial performance or liquidity. Adjusted EBITDA, as presented, differs from what is defined under the Company's senior secured credit facilities and may not be comparable to similarly titled measures of other companies.




                         IASIS HEALTHCARE LLC
  Supplemental Operating Measures Adjusted for Comparative Analysis
                              (Unaudited)
              For the Three Months Ended March 31, 2007
           (in thousands, except for statistical measures)


                                      Non-GAAP                Non-GAAP
                           Uninsured   Adjusted                 % of
                   GAAP     Discounts  Amounts   GAAP % of     Revenue
                  Amounts      (2)       (3)       Revenue       (3)
                 --------- ---------- --------- ------------- --------
                                                 2007   2006     2007
                                                ------ ------ --------
Acute Care
 Segment
Net revenue (1)  $367,003    $13,061  $380,064  100.0% 100.0%   100.0%
Salaries and
 benefits         136,330          -   136,330   37.1   35.9     35.9
Supplies           55,298          -    55,298   15.1   15.3     14.5
Other operating
 expenses          73,592          -    73,592   20.1   17.2     19.4
Provision for
 bad debts         34,117     13,061    47,178    9.3   12.6     12.4
Rentals and
 leases             8,969          -     8,969    2.4    2.7      2.4

Net patient
 revenue per
 adjusted
 admission         $8,979       $325    $9,304
Percentage
 change from
 prior year           5.8%                 9.6%

Same-Facility
 (4)
Net revenue (1)  $349,577    $13,061  $362,638

Net patient
 revenue per
 adjusted
 admission         $9,065       $344    $9,409
Percentage
 change from
 prior year           6.8%                10.8%

(1) Acute care revenue represents total net revenue of the segment prior to the elimination of revenue between segments.

(2) Includes the impact of discounts provided to uninsured patients for the period. During the third quarter of fiscal 2006, IASIS implemented an uninsured discount program offering discounts to all uninsured patients receiving healthcare services who do not qualify for assistance under state Medicaid, other federal or state assistance plans or charity care. In the acute care segment, IASIS recorded $13.1 million of uninsured discounts during the second quarter of fiscal 2007.

(3) Acute care revenue, the provision for bad debts and certain operating expense categories as a percentage of acute care revenue have been adjusted to present certain financial measures on a basis comparative with prior periods. Management believes these non-GAAP financial measures are useful for the purpose of providing disclosure of the Company's results of operations consistent with those used by management. While management believes these non-GAAP financial measures provide useful information for period-to-period comparisons, GAAP measures should be used when evaluating financial performance or liquidity.

(4) Excludes Glenwood Regional Medical Center, which was acquired on January 31, 2007, with 237 beds in service at March 31, 2007.




                         IASIS HEALTHCARE LLC
  Supplemental Operating Measures Adjusted for Comparative Analysis
                              (Unaudited)
               For the Six Months Ended March 31, 2007
           (in thousands, except for statistical measures)


                                      Non-GAAP                Non-GAAP
                           Uninsured   Adjusted                 % of
                   GAAP     Discounts  Amounts   GAAP % of     Revenue
                  Amounts      (2)       (3)       Revenue       (3)
                 --------- ---------- --------- ------------- --------
                                                 2007   2006     2007
                                                ------ ------ --------

Acute Care
 Segment
Net revenue (1)  $678,727    $25,402  $704,129  100.0% 100.0%   100.0%
Salaries and
 benefits         258,314          -   258,314   38.1   36.9     36.7
Supplies          102,459          -   102,459   15.1   15.6     14.6
Other operating
 expenses         130,736          -   130,736   19.3   18.0     18.6
Provision for
 bad debts         65,865     25,402    91,267    9.7   12.7     13.0
Rentals and
 leases            17,164          -    17,164    2.5    2.8      2.4

Net patient
 revenue per
 adjusted
 admission         $8,738       $333    $9,071
Percentage
 change from
 prior year           5.3%                 9.3%

Same-Facility
 (4)
Net revenue (1)  $661,303    $25,402  $686,705

Net patient
 revenue per
 adjusted
 admission         $8,775       $343    $9,118
Percentage
 change from
 prior year           5.7%                 9.9%

(1) Acute care revenue represents total net revenue of the segment prior to the elimination of revenue between segments.

(2) Includes the impact of discounts provided to uninsured patients for the period. During the third quarter of fiscal 2006, IASIS implemented an uninsured discount program offering discounts to all uninsured patients receiving healthcare services who do not qualify for assistance under state Medicaid, other federal or state assistance plans or charity care. In the acute care segment, IASIS recorded $25.4 million of uninsured discounts during the six months ended March 31, 2007.

(3) Acute care revenue, the provision for bad debts and certain operating expense categories as a percentage of acute care revenue have been adjusted to present certain financial measures on a basis comparative with prior periods. Management believes these non-GAAP financial measures are useful for the purpose of providing disclosure of the Company's results of operations consistent with those used by management. While management believes these non-GAAP financial measures provide useful information for period-to-period comparisons, GAAP measures should be used when evaluating financial performance or liquidity.

(4) Excludes Glenwood Regional Medical Center, which was acquired on January 31, 2007, with 237 beds in service at March 31, 2007.

    CONTACT: IASIS Healthcare
             Investor Relations:
             W. Carl Whitmer, Chief Financial Officer, 615-844-2747 or
             Media Relations:
             Tomi Galin, Vice-President, Marketing, & Communications,
             615-467-1255